Supplemental Information

March 31, 2006

Supplemental Information

Table of Contents

March 31, 2006

The information within refers to all Highwoods Properties’ wholly-owned entities, except pages 24 to 26 unless

noted	otherwise.

Certain matters discussed in this supplemental, including estimates of net operating income, pre-leasing commitments and the cost, timing and stabilization of announced development projects, are forward-looking statements within the meaning of the federal securities laws. Although Highwoods believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from Highwoods’ current expectations include general economic conditions, local real estate conditions, the timely development and lease-up of properties, and the other risks detailed from time to time in the Company’s SEC reports.

Highwoods Properties, Inc.	3/31/06

Corporate Information

Board of Directors Thomas W. Adler Gene H. Anderson Kay N. Callison Edward J. Fritsch Lawrence S. Kaplan Sherry Kellett L. Glenn Orr Jr. O. Temple Sloan Jr., Chairman F. William Vandiver, Jr.

Research Coverage

Deutsche Banc Securities

Lou Taylor - 212-469-4912

Green Street Advisors

Jim Sullivan - 949-640-8780

Stifel Nicolaus

John Guinee - 410-454-5520

Morgan Stanley Dean Witter

David Cohen - 212-761-8564

Smith Barney Citigroup

Jonathan Litt - 212-816-0231

Wachovia Securities

Chris Haley - 443-263-6773

Corporate Officers

Edward J. Fritsch

President, Chief Executive Officer and Director

Michael E. Harris

Executive Vice President and Chief Operating Officer

Terry L. Stevens

Vice President, Chief Financial Officer

S. Hugh Esleeck

Treasurer

Julie M. Kelly

Vice President, Compliance and Internal Audit

Carman J. Liuzzo

Vice President, Investments

Kevin E. Penn

Chief Information Officer and

Vice President, Strategy

Mack D. Pridgen III

Vice President, General Counsel and

Secretary

Tabitha Zane

Vice President, Investor Relations and

Corporate Communications

Highwoods Properties, Inc. ii	3/31/06

Corporate Information

Divisional Officers

Atlanta/Piedmont Triad

Gene H. Anderson - Regional Manager

Atlanta, GA

Gene H. Anderson, Senior Vice President

Piedmont Triad, NC

Mark W. Shumaker, Vice President

Orlando/Tampa

Michael F. Beale - Regional Manager

Orlando, FL

Michael F. Beale, Senior Vice President

Tampa, FL

Stephen A. Meyers, Vice President

Raleigh

Raleigh, NC

Thomas “Skip” Hill, Vice President

Richmond

Richmond, VA

Paul W. Kreckman, Vice President

Memphis/Nashville/Columbia/Greenville

W. Brian Reames - Regional Manager

Nashville, TN

W. Brian Reames, Senior Vice President

Columbia, SC and Greenville, SC

W. Brian Reames, Senior Vice President

Memphis, TN

Steven Guinn, Vice President

Kansas City

Kansas City, MO

Barrett Brady, Senior Vice President

Corporate Headquarters

Highwoods Properties, Inc.

3100 Smoketree Court, Suite 600

Raleigh, NC 27604

919-872-4924

Stock Exchange

NYSE Trading Symbol: HIW

Investor Relations Contact

Tabitha Zane

Vice President, Investor Relations and Corporate Communications

Phone: 919-431-1529

Fax: 919-876-6929

E-mail: tabitha.zane@highwoods.com

Information Request

To request a standard Investor Relations package, Annual Report or to be added to our e-mail or fax list, please contact the

Corporate Communications/IR Specialist at:

Phone: 919-431-1521

Email: HIW-IR@highwoods.com

The Company

Highwoods Properties, Inc., a member of the S&P MidCap 400 Index, is a fully integrated, self-administered real estate investment trust (“REIT”) that provides leasing, management, development, construction and other customer-related services for its properties and for third parties. As of March 31, 2006, the Company owned or had an interest in 417 in-service office, industrial and retail properties encompassing approximately 35.0 million square feet. Highwoods also owns 896 acres of development land. Highwoods is based in Raleigh, North Carolina, and its properties and development land are located in Florida, Georgia, Iowa, Kansas, Maryland, Missouri, North Carolina, South Carolina, Tennessee and Virginia. For more information about Highwoods Properties, please visit our

Web site at www.highwoods.com.

Highwoods Properties, Inc. iii	3/31/06

Exhibit 99.2

Capitalization

Dollars, shares, and units in thousands
	03/31/06	12/31/05	09/30/05	06/30/05	03/31/05
Long-Term Debt (see pages 2 & 3):	$1,450,424	$1,471,615	$1,441,081	$1,559,352	$1,582,388
Eastshore Debt 1/	—	—	—	19,800	—

Total debt per the balance sheet	1,450,424	1,471,615	1,441,081	1,579,152	1,582,388

Finance Obligations:	$33,833	$33,706	$34,746	$43,168	$63,096

Preferred Stock (at redemption value):
Series A 8 5/8% Perpetual Preferred Stock	$104,945	$104,945	$104,945	$104,945	$104,945
Series B 8% Perpetual Preferred Stock	92,500	142,500	142,500	172,500	172,500
Series D 8% Perpetual Preferred Stock	—	—	—	100,000	100,000

Total preferred stock	$197,445	$247,445	$247,445	$377,445	$377,445

Shares and Units Outstanding:
Common stock outstanding	54,054	54,029	54,030	54,037	54,053
Minority interest partnership units	5,401	5,450	5,493	5,668	5,828

Total shares and units outstanding	59,455	59,479	59,523	59,705	59,881

Stock price at period end	$33.73	$28.45	$29.51	$29.76	$26.82
Market value of common equity	$2,005,417	$1,692,178	$1,756,524	$1,776,821	$1,606,008

Total market capitalization with debt and obligations	$3,687,119	$3,444,944	$3,479,796	$3,756,786	$3,628,937

1/	This debt is the 100% obligation of an entity that Highwoods has no ownership interest in but which had been consolidated according to GAAP. The value of this debt is not included in “total market capitalization with debt and obligations.” These properties are no longer consolidated as of 9/30/05.

Highwoods Properties, Inc.	Page 1	3/31/06

Long-Term Debt Summary

Dollars in thousands

	03/31/06	12/31/05	09/30/05	06/30/05	03/31/05
Balances Outstanding:

Secured:
Conventional fixed rate 1/	$700,122	$667,137	$676,855	$709,948	$754,604
Variable rate debt 2/	12,302	53,978	46,226	84,404	67,784

Secured total	$712,424	$721,115	$723,081	$794,352	$822,388

Unsecured:
Fixed rate bonds and notes	$460,000	$460,000	$460,000	$460,000	$460,000
Variable rate debt	100,000	100,000	100,000	120,000	120,000
Credit facility	178,000	190,500	158,000	185,000	180,000

Unsecured total	$738,000	$750,500	$718,000	$765,000	$760,000

Total	$1,450,424	$1,471,615	$1,441,081	$1,559,352	$1,582,388

Average Interest Rates:

Secured:
Conventional fixed rate	6.9%	7.0%	7.0%	7.1%	7.2%
Variable rate debt	5.4%	5.5%	5.0%	4.9%	4.7%

Secured total	6.9%	6.9%	6.9%	6.8%	6.9%

Unsecured:
Fixed rate bonds	7.4%	7.4%	7.4%	7.4%	7.4%
Variable rate debt	5.8%	5.4%	5.4%	4.7%	3.5%
Credit facility	5.8%	5.4%	4.9%	4.3%	3.4%

Unsecured total	6.8%	6.6%	6.5%	6.2%	6.0%

Average	6.8%	6.7%	6.7%	6.5%	6.5%

Maturity Schedule:
		Future Maturities of Debt		Total Debt 3/	Average Interest Rate
Year		Secured Debt 3/	Unsecured Debt
2006 4/		$—	$388,000	$388,000	6.1%
2007		80,513	—	80,513	7.8%
2008		—	100,000	100,000	7.1%
2009		154,486	50,000	204,486	7.9%
2010		134,476	—	134,476	7.8%
2011		—	—	—	—
2012		22,800	—	22,800	6.1%
2013		276,218	—	276,218	5.9%
2014		38,799	—	38,799	5.8%
2015		—	—	—	—
Thereafter		5,132	200,000	205,132	7.5%

Total maturities		$712,424	$738,000	$1,450,424	6.8%

Weighted average maturity = 4.3 years

1/	March 31, 2006 includes a $22.8 million loan related to a consolidated 20% owned joint venture property (Harborview) and $38.8 million in loans related to consolidated 50% joint venture properties (Markel)
2/	March 31, 2006 includes an $8.9 million construction loan related to a consolidated 50% owned joint venture property (Vinings)
3/	All periods exclude annual principal amortization
4/	The $388.0 million of unsecured debt maturities at 3/31/06 includes $178.0 million related to a credit facility and $100 million bank term loan that were scheduled to mature in July, 2006. On May 1, 2006, the company entered into a new $350 million credit facility that matures in 2009, which can be extended for an additional year, and paid off the old facility and bank term loan.

Highwoods Properties, Inc.	Page 2	3/31/06

Long-Term Debt Detail

Dollars in thousands

Secured Loans
Lender	Rate	Maturity Date	Loan Balance 03/31/06
Monumental Life Ins. Co.	7.8%	Nov-09	$148,471
Northwestern Mutual	6.0%	Mar-13	139,358
Northwestern Mutual	7.8%	Nov-10	134,476
Massachusetts Mutual Life Ins. Co. 1/	5.7%	Dec-13	124,913
Northwestern Mutual	8.2%	Feb-07	62,904
Metropolitan Life Ins. Co. 2/	6.1%	Oct-12	22,800
Principal Life Insurance Company 3/	5.8%	Jan-14	11,894
Principal Life Insurance Company 3/	5.8%	Jan-14	11,894
Massachusetts Mutual Life Ins. Co. 1/	6.5%	Dec-13	11,000
Principal Life Insurance Company 3/	5.7%	Jan-14	9,382
Central Carolina Bank 4/ 5/	4.8%	Jan-08	8,888
Principal Life Insurance Company 3/	5.9%	Jan-14	5,629
PFL Life Ins. Co. 6/	8.1%	Jun-07	5,308
Ohio National	8.0%	Nov-17	5,132
Lutheran Brotherhood	6.8%	Apr-09	3,891
PFL Life Ins. Co. 6/ 7/	7.1%	Jun-07	3,414
Security Life of Denver	8.9%	Aug-09	2,124
American United Life	9.0%	Jun-13	946

	6.9%		$712,424

Unsecured Bonds
Bonds	7.0%	Dec-06	$110,000
Bonds	7.1%	Feb-08	100,000
Bonds	8.1%	Jan-09	50,000
Bonds	7.5%	Apr-18	200,000

	7.4%		$460,000

Unsecured Loans
Term Loan 5/ 8/	5.8%	Jul-06	$100,000
Line of Credit 5/ 8/	5.8%	Jul-06	178,000

	5.8%		$278,000

Total Debt	6.8%		$1,450,424

1/	These two loans are secured by the same assets.
2/	Loan relates to a consolidated 20% owned joint venture property (Harborview).
3/	Loans relate to a consolidated 50% owned joint venture property (Markel).
4/	Loan relates to a consolidated 50% owned joint venture property (Vinings).
5/	Floating rate loan based on one month libor.
6/	These two loans are secured by the same assets.
7/	Floating rate loan based on ninety day libor.
8/	On May 1, 2006 these two loans were paid off when the company closed on a new $350 million line of credit.

Highwoods Properties, Inc.	Page 3	3/31/06

Portfolio Summary - Wholly-Owned Properties Only 1/

(Rentable Square Feet)

Office Industrial & Retail	03/31/06	12/31/05	09/30/05	06/30/05	03/31/05
In-Service:
Office 2/	19,691,000	21,412,000	21,432,000	23,849,000	24,254,000
Industrial	6,706,000	6,977,000	6,977,000	6,623,000	6,991,000
Retail 3/	1,408,000	1,416,000	1,417,000	1,417,000	1,409,000

Total	27,805,000	29,805,000	29,826,000	31,889,000	32,654,000

Development Completed - Not Stabilized:
Office 2/	—	—	—	—	—
Industrial	—	—	—	353,000	353,000
Retail	9,600	9,600	9,600	9,600	—

Total	9,600	9,600	9,600	362,600	353,000

Development - In Process:
Office 2/	1,026,000	533,000	780,000	710,000	358,000
Industrial	418,000	—	—	—	—
Retail	23,000	—	—	—	9,600

Total	1,467,000	533,000	780,000	710,000	367,600

Total:
Office 2/	20,717,000	21,945,000	22,212,000	24,559,000	24,612,000
Industrial	7,124,000	6,977,000	6,977,000	6,976,000	7,344,000
Retail 3/	1,440,600	1,425,600	1,426,600	1,426,600	1,418,600

Total	29,281,600	30,347,600	30,615,600	32,961,600	33,374,600

Same Property
Office 2/	19,323,000	19,323,000	19,323,000	19,323,000	19,323,000
Industrial	6,352,000	6,352,000	6,352,000	6,352,000	6,352,000
Retail	1,408,000	1,408,000	1,408,000	1,408,000	1,408,000

Total	27,083,000	27,083,000	27,083,000	27,083,000	27,083,000

Percent Leased/Pre-Leased:
In-Service:
Office	87.1%	87.5%	85.0%	83.5%	82.3%
Industrial	88.0%	92.4%	86.2%	83.8%	86.8%
Retail	95.7%	97.5%	96.4%	96.0%	95.5%

Total	87.7%	89.1%	85.8%	84.1%	83.8%

Development Completed - Not Stabilized:
Office	—	—	—	—	—
Industrial	—	—	—	100.0%	100.0%
Retail	88.0%	87.0%	87.0%	87.0%	—

Total	88.0%	87.0%	87.0%	99.7%	100.0%

Development - In Process:
Office	57.1%	37.2%	57.1%	60.8%	100.0%
Industrial	43.8%	—	—	—	—
Retail	100.0%	—	—	—	66.0%

Total	54.0%	37.2%	57.1%	60.8%	99.1%

Same Property
Office	86.8%	88.3%	86.6%	86.2%	85.8%
Industrial	87.3%	92.8%	86.9%	84.4%	86.9%
Retail	95.7%	98.1%	97.0%	96.6%	95.6%

Total	87.4%	89.9%	87.3%	86.3%	86.6%

1/	Excludes properties recorded on our Balance Sheet that (1) were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66 or (2) related to joint ventures properties that are consolidated under GAAP
2/	Substantially all of our Office properties are located in suburban markets
3/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City retail properties

Highwoods Properties, Inc.	Page 4	3/31/06

Portfolio Summary

(Continued)

As of March 31, 2006

Summary by Location, Wholly-Owned Properties Only 1/:
				Percentage of Annualized Revenue 2/
Market	Rentable Square Feet		Occupancy	Office	Industrial	Retail	Total
Raleigh /3	4,102,000		82.7%	14.9%	0.2%	—	15.1%
Atlanta	5,584,000		91.1%	10.6%	3.9%	—	14.5%
Kansas City	2,306,000	4/	90.4%	4.5%	—	10.0%	14.5%
Nashville	2,874,000		90.7%	13.3%	—	—	13.3%
Tampa	2,523,000		91.9%	12.1%	—	—	12.1%
Piedmont Triad /5	5,589,000		86.7%	7.4%	3.8%	—	11.2%
Richmond	1,954,000		91.3%	8.3%	—	—	8.3%
Memphis	1,197,000		89.9%	5.4%	—	—	5.4%
Greenville	1,106,000		73.4%	3.5%	0.1%	—	3.6%
Orlando	218,000		99.5%	1.2%	—	—	1.2%
Columbia	252,000		41.4%	0.4%	—	—	0.4%
Other	100,000		62.4%	0.4%	—	—	0.4%

Total	27,805,000		87.7%	82.0%	8.0%	10.0%	100.0%

Summary by Location, Including Joint Venture Properties:
				Percentage of Annualized Revenue 2/ 6/
Market	Rentable Square Feet		Occupancy	Office	Industrial	Retail	Multi-Family	Total
Atlanta	6,419,000		91.6%	10.7%	3.5%	—	—	14.2%
Kansas City	3,019,000	4/	88.3%	5.0%	—	8.8%	—	13.8%
Raleigh	4,557,000		84.4%	13.5%	0.1%	—	—	13.6%
Nashville	2,874,000		90.7%	11.7%	—	—	—	11.7%
Tampa	2,728,000		92.5%	10.9%	—	—	—	10.9%
Piedmont Triad	5,953,000		87.5%	6.9%	3.3%	—	—	10.2%
Richmond	2,367,000		92.8%	7.9%	—	—	—	7.9%
Des Moines	2,315,000		93.1%	3.7%	0.5%	0.1%	0.4%	4.7%
Memphis	1,197,000		89.9%	4.7%	—	—	—	4.7%
Orlando	1,903,000		95.4%	4.2%	—	—	—	4.2%
Greenville	1,106,000		73.4%	3.1%	0.1%	—	—	3.2%
Columbia	252,000		41.4%	0.4%	—	—	—	0.4%
Other	210,000		82.1%	0.4%	—	—	—	0.4%
Charlotte	148,000		100.0%	0.1%	—	—	—	0.1%

Total	35,048,000		89.1%	83.2%	7.5%	8.9%	0.4%	100.0%

1/	Excludes properties recorded on our Balance Sheet that (1) were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66 or (2) related to joint ventures properties that are consolidated under GAAP
2/	Annualized Revenue is March, 2006 rental revenue (base rent plus operating expense pass through revenue) multiplied by 12.
3/	Raleigh Market encompasses Raleigh, Durham, Cary, and Research Triangle metropolitan area.
4/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City retail properties
5/	Piedmont Triad Market encompasses Greensboro, Winston-Salem metropolitan area.
6/	Includes Highwoods’ share of Joint Venture Annualized Rental Revenue, see page 24

Highwoods Properties, Inc.	Page 5	3/31/06

Portfolio Summary—Wholly-Owned Properties Only 1/

(Continued)

As of March 31, 2006

	Office Properties			Industrial
Market	Rentable Square Feet	Occupancy	Percentage of Office Annualized Revenue 2/	Rentable Square Feet	Occupancy	Percentage of Industrial Annualized Revenue 2/
Raleigh	4,001,000	83.2%	18.3%	101,000	63.0%	1.9%
Nashville	2,874,000	90.7%	16.2%	—	—	—
Tampa	2,523,000	91.9%	14.7%	—	—	—
Atlanta	2,529,000	86.0%	13.0%	3,055,000	95.4%	49.5%
Richmond	1,954,000	91.3%	10.1%	—	—	—
Piedmont Triad	2,146,000	90.8%	9.0%	3,443,000	84.2%	47.6%
Memphis	1,197,000	89.9%	6.5%	—	—	—
Kansas City	894,000	82.0%	5.4%	4,000	100.0%	0.1%
Greenville	1,003,000	78.8%	4.3%	103,000	20.7%	0.9%
Orlando	218,000	99.5%	1.5%	—	—	—
Columbia	252,000	41.4%	0.5%	—	—	—
Other	100,000	62.4%	0.5%	—	—	—

	19,691,000	87.1%	100.0%	6,706,000	88.0%	100.0%

	Retail
Market	Rentable Square Feet	Occupancy	Percentage of Retail Annualized Revenue 2/
Kansas City 3/	1,408,000	95.7%	100.0%

	1,408,000	95.7%	100.0%

1/	Excludes properties recorded on our Balance Sheet that (1) were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66 or (2) related to joint ventures properties that are consolidated under GAAP
2/	Annualized Revenue is March, 2006 rental revenue (base rent plus operating expense pass through revenue) multiplied by 12.
3/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City retail properties

Highwoods Properties, Inc.	Page 6	3/31/06

Occupancy Trends - Office, Industrial and Retail Properties 1/

Market	Measurement	03/31/06	12/31/05	09/30/05	06/30/05	03/31/05

Atlanta	Rentable Square Feet	5,584,000	6,806,000	6,818,000	6,465,000	6,826,000
	Occupancy	91.1%	87.4%	83.3%	81.9%	83.0%
	Current Properties 2/	90.3%	90.1%	88.0%	86.7%	86.7%

Charlotte	Rentable Square Feet	—	—	—	1,492,000	1,492,000
	Occupancy	—	—	—	66.9%	67.7%
	Current Properties 2/	—	—	—	—	—

Columbia	Rentable Square Feet	252,000	426,000	426,000	426,000	426,000
	Occupancy	41.4%	58.9%	62.0%	61.6%	59.9%
	Current Properties 2/	41.4%	38.2%	41.9%	40.8%	39.9%

Greenville	Rentable Square Feet	1,106,000	1,105,000	1,105,000	1,105,000	1,127,000
	Occupancy	73.4%	73.0%	71.2%	75.5%	81.1%
	Current Properties 2/	73.4%	72.9%	71.1%	75.5%	82.6%

Kansas City 3/	Rentable Square Feet	2,306,000	2,314,000	2,315,000	2,315,000	2,308,000
	Occupancy	90.4%	92.2%	91.7%	91.4%	91.6%
	Current Properties 2/	90.4%	92.5%	92.1%	91.8%	91.7%

Memphis	Rentable Square Feet	1,197,000	1,197,000	1,216,000	1,216,000	1,216,000
	Occupancy	90.0%	88.8%	83.8%	82.3%	80.6%
	Current Properties 2/	90.0%	88.8%	83.8%	82.3%	80.6%

Nashville	Rentable Square Feet	2,874,000	2,874,000	2,874,000	2,873,000	2,870,000
	Occupancy	90.6%	94.0%	95.6%	95.1%	92.8%
	Current Properties 2/	90.6%	94.0%	95.6%	95.0%	92.7%

Orlando	Rentable Square Feet	218,000	218,000	218,000	218,000	222,000
	Occupancy	99.5%	100.0%	100.0%	96.8%	97.7%
	Current Properties 2/	99.5%	100.0%	100.0%	96.8%	99.5%

Piedmont Triad	Rentable Square Feet	5,589,000	5,589,000	5,589,000	5,593,000	5,722,000
	Occupancy	86.7%	93.1%	89.1%	88.3%	90.4%
	Current Properties 2/	86.7%	93.1%	89.1%	88.4%	91.0%

Raleigh	Rentable Square Feet	4,102,000	4,232,000	4,358,000	4,432,000	4,432,000
	Occupancy	82.7%	87.5%	85.5%	83.8%	83.3%
	Current Properties 2/	82.7%	87.7%	86.6%	85.1%	84.4%

Richmond	Rentable Square Feet	1,954,000	1,955,000	1,955,000	1,841,000	1,836,000
	Occupancy	91.3%	94.4%	93.1%	93.2%	95.1%
	Current Properties 2/	90.7%	94.0%	92.7%	93.2%	94.8%

Tampa	Rentable Square Feet	2,523,000	2,989,000	2,851,000	3,813,000	4,077,000
	Occupancy	91.9%	87.6%	76.7%	77.2%	70.5%
	Current Properties 2/	91.4%	88.9%	77.5%	73.8%	70.9%

Total 4/	Rentable Square Feet	27,705,000	29,705,000	29,725,000	31,789,000	32,554,000
	Occupancy	87.7%	89.1%	85.8%	84.1%	83.8%

	Current Properties 2/	87.4%	89.9%	87.3%	86.3%	86.6%

1/	Excludes properties recorded on our Balance Sheet that (1) were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66 or (2) related to joint ventures properties that are consolidated under GAAP
2/	Only properties that were owned and in-service for all periods shown are included.
3/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City retail properties
4/	Excludes a 100,000 square foot building located in South Florida

Highwoods Properties, Inc.	Page 7	3/31/06

Leasing Statistics

Office Portfolio 1/

	Three Months Ended
	3/31/06 2/	12/31/05 3/	9/30/05 4/	6/30/05 5/	3/31/05 6/	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	188	171	180	223	188	190
Rentable square footage leased	944,222	1,169,148	1,069,468	1,155,513	1,235,718	1,114,814
Square footage of Renewal Deals	528,275	890,582	826,512	785,827	677,799	741,799
Renewed square footage (% of total)	55.9%	76.2%	77.3%	68.0%	54.9%	66.5%
New Leases square footage (% of total)	44.1%	23.8%	22.7%	32.0%	45.1%	33.5%

Weighted average per rentable square foot over the lease term:
Base rent	$18.06	$17.37	$17.71	$17.31	$16.20	$17.33
Tenant improvements	(1.52)	(1.67)	(1.10)	(1.45)	(0.94)	(1.34)
Leasing commissions 7/	(0.62)	(0.66)	(0.57)	(0.60)	(0.66)	(0.62)
Rent concessions	(0.31)	(0.27)	(0.27)	(0.31)	(0.41)	(0.31)

Effective rent	15.61	14.77	15.77	14.95	14.19	15.06
Expense stop	(5.57)	(4.79)	(4.85)	(5.33)	(4.46)	(5.00)

Equivalent effective net rent	$10.04	$9.98	$10.92	$9.62	$9.73	$10.06

Weighted average term in years	4.3	5.0	3.8	4.1	5.7	4.6

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$7,270,758	$10,506,779	$5,996,413	$8,869,553	$5,644,830	$7,657,667
Rentable square feet	944,222	1,169,148	1,069,468	1,155,513	1,235,718	1,114,814

Per rentable square foot	$7.70	$8.99	$5.61	$7.68	$4.57	$6.87

Leasing Commissions:
Total dollars committed under signed leases 7/	$2,363,857	$3,551,312	$2,398,139	$2,629,936	$4,109,601	$3,010,569
Rentable square feet	944,222	1,169,148	1,069,468	1,155,513	1,235,718	1,114,814

Per rentable square foot	$2.50	$3.04	$2.24	$2.28	$3.33	$2.70

Total:
Total dollars committed under signed leases	$9,634,615	$14,058,091	$8,394,552	$11,499,489	$9,754,431	$10,668,236
Rentable square feet	944,222	1,169,148	1,069,468	1,155,513	1,235,718	1,114,814

Per rentable square foot	$10.20	$12.02	$7.85	$9.95	$7.89	$9.57

1/	Excludes properties recorded on our Balance Sheet that (1) were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66 or (2) related to joint ventures properties that are consolidated under GAAP
2/	Includes 82K square feet of leases that start in 2008 or later
3/	Includes 171K square feet of leases that start in 2008 or later
4/	Includes 115K square feet of leases that start in 2008 or later
5/	Includes 68K square feet of leases that start in 2008 or later
6/	Includes 89K square feet of leases that start in 2008 or later
7/	Excludes a full allocation of internal leasing costs

Highwoods Properties, Inc.	Page 8	3/31/06

Leasing Statistics

Industrial Portfolio

	Three Months Ended

	3/31/06 1/	12/31/05 2/	9/30/05 3/	6/30/05 4/	3/31/05	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	22	29	32	30	15	26
Rentable square footage leased	300,496	532,917	498,819	359,342	599,048	458,124
Square footage of Renewal Deals	165,621	274,174	349,405	224,203	579,069	318,494
Renewed square footage (% of total)	55.1%	51.4%	70.0%	62.4%	96.7%	69.5%
New Leases square footage (% of total)	44.9%	48.6%	30.0%	37.6%	3.3%	30.5%

Weighted average per rentable square foot over the lease term:
Base rent	$4.46	$4.14	$4.19	$5.16	$3.39	$4.27
Tenant improvements	(0.79)	(0.32)	(0.45)	(0.51)	(0.16)	(0.45)
Leasing commissions 5/	(0.15)	(0.14)	(0.06)	(0.12)	(0.06)	(0.11)
Rent concessions	(0.13)	(0.09)	(0.02)	(0.16)	(0.01)	(0.08)

Effective rent	3.39	3.59	3.66	4.37	3.16	3.63
Expense stop	(0.17)	(0.15)	(0.38)	(0.31)	(0.08)	(0.22)
Equivalent effective net rent	$3.22	$3.44	$3.28	$4.06	$3.08	$3.41

Weighted average term in years	3.5	3.9	4.1	3.7	1.3	3.3

Capital Expenditures Related to Re-leased Space:

Tenant Improvements:

Total dollars committed under signed leases	$1,032,151	$796,212	$1,256,241	$917,527	$361,044	$872,635
Rentable square feet	300,496	532,917	498,819	359,342	599,048	458,124

Per rentable square foot	$3.43	$1.49	$2.52	$2.55	$0.60	$1.90

Leasing Commissions:

Total dollars committed under signed leases 5/	$191,615	$355,767	$185,669	$172,719	$63,473	$193,849
Rentable square feet	300,496	532,917	498,819	359,342	599,048	458,124

Per rentable square foot	$0.64	$0.67	$0.37	$0.48	$0.11	$0.42

Total:

Total dollars committed under signed leases	$1,223,766	$1,151,979	$1,441,910	$1,090,246	$424,517	$1,066,484
Rentable square feet	300,496	532,917	498,819	359,342	599,048	458,124

Per rentable square foot	$4.07	$2.16	$2.89	$3.03	$0.71	$2.33

1/	Includes 10K square feet of leases that start in 2008 or later
2/	Includes 12K square feet of leases that start in 2008 or later
3/	Includes 113K square feet of leases that start in 2008 or later
4/	Includes 4K square feet of leases that start in 2008 or later
5/	Excludes a full allocation of internal leasing costs

Highwoods Properties, Inc.	Page 9	3/31/06

Leasing Statistics

Retail Portfolio

	Three Months Ended
	3/31/06	12/31/05	9/30/05	6/30/05 1/	3/31/05	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	12	9	7	10	4	8
Rentable square footage leased	49,479	19,320	10,721	39,723	10,993	26,047
Square footage of Renewal Deals	36,129	2,729	6,502	36,118	1,750	16,646
Renewed square footage (% of total)	73.0%	14.1%	60.6%	90.9%	15.9%	63.9%
New Leases square footage (% of total)	27.0%	85.9%	39.4%	9.1%	84.1%	36.1%

Weighted average per rentable square foot over the lease term:
Base rent	$19.22	$23.03	$17.61	$21.49	$26.09	$21.49
Tenant improvements	(0.41)	(1.33)	(1.21)	(1.64)	(2.65)	(1.45)
Leasing commissions 2/	(0.28)	(0.60)	(1.11)	(0.40)	(0.88)	(0.65)
Rent concessions	(0.06)	(0.35)	(0.08)	0.00	0.00	(0.10)

Effective rent	18.47	20.75	15.21	19.45	22.56	19.29
Expense stop	0.00	0.00	0.00	0.00	0.00	0.00

Equivalent effective net rent	$18.47	$20.75	$15.21	$19.45	$22.56	$19.29

Weighted average term in years	11.1	6.1	4.3	8.7	9.3	7.9

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$186,372	$251,252	$62,187	$695,152	$308,098	$300,612
Rentable square feet	49,479	19,320	10,721	39,723	10,993	26,047

Per rentable square foot	$3.77	$13.00	$5.80	$17.50	$28.03	$11.54

Leasing Commissions:
Total dollars committed under signed leases 2/	$42,804	$13,721	$12,026	$43,041	$3,778	$23,074
Rentable square feet	49,479	19,320	10,721	39,723	10,993	26,047

Per rentable square foot	$0.87	$0.71	$1.12	$1.08	$0.34	$0.89

Total:
Total dollars committed under signed leases	$229,176	$264,973	$74,213	$738,193	$311,876	$323,686
Rentable square feet	49,479	19,320	10,721	39,723	10,993	26,047

Per rentable square foot	$4.63	$13.71	$6.92	$18.58	$28.37	$12.43

1/	Includes 16K square feet of leases that start in 2008 or later
2/	Excludes a full allocation of internal leasing costs

Highwoods Properties, Inc.	Page 10	3/31/06

Leasing Statistics by Market

For the Three Months ended March 31, 2006

Office Portfolio 1/
Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/
Raleigh	386,248	4.6	$16.13	$9.04	$2.47
Tampa	120,635	6.0	22.30	10.54	3.82
Nashville	109,123	3.8	19.13	6.38	1.81
Richmond	102,065	3.2	18.90	2.99	1.57
Kansas City	63,089	3.5	20.68	4.51	3.05
Atlanta	48,838	4.0	16.88	12.12	2.82
Piedmont Triad	43,906	3.4	15.21	3.87	0.94
Memphis	38,993	3.4	17.53	7.98	1.43
Columbia	24,371	2.6	9.85	2.29	1.32
Greenville	5,930	5.2	14.68	14.03	3.79
Orlando	1,024	5.3	16.61	8.75	0.00

	944,222	4.3	$17.75	$7.70	$2.50

Industrial Portfolio

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/
Atlanta	213,906	4.4	$4.19	$4.75	$0.85
Piedmont Triad	86,590	1.5	4.67	0.20	0.02

	300,496	3.5	$4.33	$3.43	$0.64

Retail Portfolio

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF
Kansas City	49,479	11.1	$19.16	$3.77	$0.87

	49,479	11.1	$19.16	$3.77	$0.87

1/	Excludes properties recorded on our Balance Sheet that (1) were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66 or (2) related to joint ventures properties that are consolidated under GAAP
2/	Total lease commisions per square foot excludes capitalized internal leasing costs.

Highwoods Properties, Inc.	Page 11	3/31/06

Rental Rate Comparisons by Market

For the Three Months ended March 31, 2006

Office Portfolio 1/
Market	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent
Raleigh	386,248	$16.13	$16.02	0.7%
Tampa	120,635	22.30	19.49	14.4%
Nashville	109,123	19.13	19.03	0.5%
Richmond	102,065	18.90	17.71	6.7%
Kansas City	63,089	20.68	19.83	4.3%
Atlanta	48,838	16.88	19.54	-13.6%
Piedmont Triad	43,906	15.21	14.39	5.7%
Memphis	38,993	17.53	19.56	-10.4%
Columbia	24,371	9.85	11.35	-13.2%
Greenville	5,930	14.68	17.56	-16.4%
Orlando	1,024	16.61	16.61	0.0%

GAAP Rent Growth	944,222	$17.75	$17.37	2.2%

Cash Rent Growth	944,222	$17.55	$18.73	-6.3%

Industrial Portfolio

Market	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent
Atlanta	213,906	$4.19	$4.49	-6.7%
Piedmont Triad	86,590	4.67	4.50	3.7%

GAAP Rent Growth	300,496	$4.33	$4.47	-3.2%

Cash Rent Growth	300,496	$4.46	$5.00	-10.8%

Retail Portfolio

Market	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent
Kansas City	49,479	$19.16	$17.46	9.7%

GAAP Rent Growth	49,479	$19.16	$17.46	9.7%

Cash Rent Growth	49,479	$19.68	$18.97	3.7%

1/	Excludes properties recorded on our Balance Sheet that (1) were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66 or (2) related to joint ventures properties that are consolidated under GAAP

Highwoods Properties, Inc.	Page 12	3/31/06

Lease Expirations

March 31, 2006

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Office: 2/
2006 /3	1,604,678	9.4%	$28,934	$18.03	9.4%
2007	1,540,883	9.0%	28,137	18.26	9.1%
2008	2,738,894	15.9%	47,610	17.38	15.4%
2009	2,552,031	14.9%	47,630	18.66	15.4%
2010	2,247,969	13.1%	44,581	19.83	14.4%
2011	2,124,661	12.4%	37,461	17.63	12.1%
2012	1,209,745	7.1%	23,259	19.23	7.5%
2013	552,102	3.2%	9,271	16.79	3.0%
2014	451,009	2.6%	9,694	21.49	3.1%
2015	602,137	3.5%	12,017	19.96	3.9%
2016 and thereafter	1,517,739	8.9%	20,562	13.55	6.7%

	17,141,848	100.0%	$309,156	$18.04	100.0%

Industrial:
2006 /4	1,126,442	19.0%	$4,668	$4.14	15.6%
2007	920,517	15.6%	5,631	6.12	18.8%
2008	1,017,104	17.2%	5,003	4.92	16.7%
2009	683,795	11.6%	4,275	6.25	14.3%
2010	529,339	9.0%	2,659	5.02	8.9%
2011	418,352	7.1%	1,610	3.85	5.4%
2012	203,897	3.5%	961	4.71	3.2%
2013	146,784	2.5%	750	5.11	2.5%
2014	206,731	3.5%	1,093	5.29	3.6%
2015	137,882	2.3%	695	5.04	2.3%
2016 and thereafter	511,330	8.7%	2,618	5.12	8.7%

	5,902,173	100.0%	$29,963	$5.08	100.0%

1/	Annualized Revenue is March, 2006 rental revenue (base rent plus operating expense pass through revenue) multiplied by 12.
2/	Excludes properties recorded on our Balance Sheet that (1) were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66 or (2) related to joint ventures properties that are consolidated under GAAP
3/	Includes 157,000 square feet of leases that are on a month to month basis or 0.7% of total annualized revenue
4/	Includes 288,000 square feet of leases that are on a month to month basis or 0.2% of total annualized revenue

Note: 2006 and beyond expirations that have been renewed are reflected above based on the renewal expiration date.

Highwoods Properties, Inc.	Page 13	3/31/06

Lease Expirations

March 31, 2006

(Continued)

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Retail:
2006 2/	61,096	4.5%	$1,532	$25.08	4.0%
2007	78,381	5.8%	2,341	29.87	6.2%
2008	130,164	9.6%	3,691	28.36	9.7%
2009	179,434	13.2%	4,657	25.95	12.3%
2010	104,180	7.7%	3,569	34.26	9.4%
2011	62,294	4.6%	1,917	30.77	5.1%
2012	135,597	10.0%	4,017	29.62	10.6%
2013	105,564	7.8%	2,607	24.70	6.9%
2014	80,159	5.9%	1,464	18.26	3.9%
2015	134,858	9.9%	4,322	32.05	11.4%
2016 and thereafter	283,910	21.0%	7,814	27.52	20.5%

	1,355,637	100.0%	$37,931	$27.98	100.0%

Total:
2006 3/4/	2,792,216	11.4%	$35,134	$12.58	9.3%
2007	2,539,781	10.4%	36,109	14.22	9.6%
2008	3,886,162	16.0%	56,304	14.49	14.9%
2009	3,415,260	14.0%	56,562	16.56	15.1%
2010	2,881,488	11.8%	50,809	17.63	13.5%
2011	2,605,307	10.7%	40,988	15.73	10.9%
2012	1,549,239	6.3%	28,237	18.23	7.5%
2013	804,450	3.3%	12,628	15.70	3.3%
2014	737,899	3.0%	12,251	16.60	3.2%
2015	874,877	3.6%	17,034	19.47	4.5%
2016 and thereafter	2,312,979	9.5%	30,994	13.40	8.2%

	24,399,658	100.0%	$377,050	$15.45	100.0%

1/	Annualized Revenue is March, 2006 rental revenue (base rent plus operating expense pass through revenue) multiplied by 12.
2/	Includes 4,000 square feet of leases that are on a month to month basis or 0.0% of total annualized revenue
3/	Includes 449,000 square feet of leases that are on a month to month basis or 0.9% of total annualized revenue
4/	Excludes properties recorded on our Balance Sheet that (1) were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66 or (2) related to joint ventures properties that are consolidated under GAAP

Note: 2006 and beyond expirations that have been renewed are reflected above based on the renewal expiration date.

Highwoods Properties, Inc.	Page 14	3/31/06

Office Lease Expirations by Market by Quarter 1/

Dollars in thousands

			Three Months Ended
			6/30/06 2/	09/30/06	12/31/06	03/31/07	Total
Atlanta	RSF		66,888	151,866	18,345	32,635	269,734
	% of Total Office RSF		0.4%	0.9%	0.1%	0.2%	1.6%
	Annualized Revenue	3/	$830	$2,578	$371	$448	$4,227
	% of Total Office Annl Rev		0.3%	0.8%	0.1%	0.1%	1.4%

Columbia	RSF		0	831	2,831	0	3,662
	% of Total Office RSF		0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue	3/	$—	$13	$42	$—	$55
	% of Total Office Annl Rev		0.0%	0.0%	0.0%	0.0%	0.0%

Greenville	RSF		118,521	10,699	28,545	0	157,765
	% of Total Office RSF		0.7%	0.1%	0.2%	0.0%	0.9%
	Annualized Revenue	3/	$2,227	$221	$535	$—	$2,983
	% of Total Office Annl Rev		0.7%	0.1%	0.2%	0.0%	1.0%

Kansas City	RSF		30,786	22,735	40,701	29,913	124,135
	% of Total Office RSF		0.2%	0.1%	0.2%	0.2%	0.7%
	Annualized Revenue	3/	$615	$502	$869	$625	$2,611
	% of Total Office Annl Rev		0.2%	0.2%	0.3%	0.2%	0.8%

Memphis	RSF		30,695	16,128	5,590	56,495	108,908
	% of Total Office RSF		0.2%	0.1%	0.0%	0.3%	0.6%
	Annualized Revenue	3/	$561	$323	$112	$1,105	$2,101
	% of Total Office Annl Rev		0.2%	0.1%	0.0%	0.4%	0.7%

Nashville	RSF		77,189	53,716	176,394	33,720	341,019
	% of Total Office RSF		0.5%	0.3%	1.0%	0.2%	2.0%
	Annualized Revenue	3/	$1,394	$1,164	$3,869	$679	$7,106
	% of Total Office Annl Rev		0.5%	0.4%	1.3%	0.2%	2.3%

Orlando	RSF		0	0	6,465	2,389	8,854
	% of Total Office RSF		0.0%	0.0%	0.0%	0.0%	0.1%
	Annualized Revenue	3/	$—	$—	$183	$62	$245
	% of Total Office Annl Rev		0.0%	0.0%	0.1%	0.0%	0.1%

Piedmont Triad	RSF		77,152	63,278	35,187	224,302	399,919
	% of Total Office RSF		0.5%	0.4%	0.2%	1.3%	2.3%
	Annualized Revenue	3/	$1,265	$1,065	$571	$2,708	$5,609
	% of Total Office Annl Rev		0.4%	0.3%	0.2%	0.9%	1.8%

Raleigh	RSF		88,365	244,776	31,362	134,905	499,408
	% of Total Office RSF		0.5%	1.4%	0.2%	0.8%	2.9%
	Annualized Revenue	3/	$1,775	$3,205	$561	$2,727	$8,268
	% of Total Office Annl Rev		0.6%	1.0%	0.2%	0.9%	2.7%

Richmond	RSF		79,821	38,286	49,762	47,077	214,946
	% of Total Office RSF		0.5%	0.2%	0.3%	0.3%	1.3%
	Annualized Revenue	3/	$1,470	$740	$1,076	$961	$4,247
	% of Total Office Annl Rev		0.5%	0.2%	0.3%	0.3%	1.4%

Tampa	RSF		21,405	4,046	9,929	23,922	59,302
	% of Total Office RSF		0.1%	0.0%	0.1%	0.1%	0.3%
	Annualized Revenue	3/	$485	$104	$206	$527	$1,322
	% of Total Office Annl Rev		0.2%	0.0%	0.1%	0.2%	0.4%

Other	RSF		2,384	0	0	0	2,384
	% of Total Office RSF		0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue	3/	$5	$—	$—	$—	$5
	% of Total Office Annl Rev		0.0%	0.0%	0.0%	0.0%	0.0%

Total	RSF		593,206	606,361	405,111	585,358	2,190,036
	% of Total Office RSF		3.4%	3.5%	2.4%	3.4%	12.7%
	Annualized Revenue	3/	$10,627	$9,915	$8,395	$9,842	$38,779
	% of Total Office Annl Rev		3.4%	3.2%	2.7%	3.2%	12.5%

1/	Excludes properties recorded on our Balance Sheet that (1) were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66 or (2) related to joint ventures properties that are consolidated under GAAP
2/	Includes 157,000 square feet of leases that are on a month to month basis or 0.7% of total annualized revenue
3/	Annualized Revenue is March, 2006 rental revenue (base rent plus operating expense pass through revenue) multiplied by 12.

Highwoods Properties, Inc.	Page 15	3/31/06

Industrial Lease Expirations by Market by Quarter

Dollars in thousands

			Three Months Ended
			6/30/06 1/	09/30/06	12/31/06	03/31/07	Total
Atlanta	RSF		116,853	82,920	69,763	247,028	516,564
	% of Total Industrial RSF		2.0%	1.4%	1.2%	4.2%	8.8%
	Annualized Revenue	2/	$425	$394	$489	$1,362	$2,670
	% of Total Industrial Annl Rev		1.5%	1.3%	1.6%	4.5%	9.0%

Greenville	RSF		0	0	0	0	0
	% of Total Industrial RSF		0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue	2/	$—	$—	$—	$—	$—
	% of Total Industrial Annl Rev		0.0%	0.0%	0.0%	0.0%	0.0%

Kansas City	RSF		2,018	0	0	0	2,018
	% of Total Industrial RSF		0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue	2/	$17	$—	$—	$—	$17
	% of Total Industrial Annl Rev		0.1%	0.0%	0.0%	0.0%	0.1%

Piedmont Triad	RSF		532,416	264,608	52,752	184,319	1,034,095
	% of Total Industrial RSF		9.0%	4.5%	0.9%	3.1%	17.5%
	Annualized Revenue	2/	$1,669	$1,291	$332	$1,008	$4,300
	% of Total Industrial Annl Rev		5.6%	4.3%	1.1%	3.4%	14.4%

Raleigh	RSF		0	5,112	0	3,550	8,662
	% of Total Industrial RSF		0.0%	0.1%	0.0%	0.1%	0.1%
	Annualized Revenue	2/	$—	$53	$—	$36	$89
	% of Total Industrial Annl Rev		0.0%	0.2%	0.0%	0.1%	0.3%

Total	RSF		651,287	352,640	122,515	434,897	1,561,339
	% of Total Industrial RSF		11.0%	6.0%	2.1%	7.4%	26.5%
	Annualized Revenue	2/	$2,111	$1,738	$821	$2,406	$7,076
	% of Total Industrial Annl Rev		7.1%	5.8%	2.7%	8.0%	23.7%

1/	Includes 288,000 square feet of leases that are on a month to month basis or 0.2% of total annualized revenue
2/	Annualized Revenue is March, 2006 rental revenue (base rent plus operating expense pass through revenue) multiplied by 12.

Highwoods Properties, Inc.	Page 16	3/31/06

Office Lease Expirations by Market by Year 1/

Dollars in thousands

		2006 2/	2007	2008	2009	Thereafter
Atlanta	RSF	237,099	111,342	473,962	325,491	1,025,915
	% of Total Office RSF	1.4%	0.6%	2.8%	1.9%	6.0%
	Annualized Revenue 3/	$3,779	$1,891	$7,913	$5,609	$20,949
	% of Total Office Annl Rev	1.2%	0.6%	2.6%	1.8%	6.8%

Columbia	RSF	3,662	3,258	48,880	8,409	40,054
	% of Total Office RSF	0.0%	0.0%	0.3%	0.0%	0.2%
	Annualized Revenue 3/	$54	$56	$857	$86	$473
	% of Total Office Annl Rev	0.0%	0.0%	0.3%	0.0%	0.2%

Greenville	RSF	157,765	10,050	99,410	49,133	474,142
	% of Total Office RSF	0.9%	0.1%	0.6%	0.3%	2.8%
	Annualized Revenue 3/	$2,983	$193	$1,824	$713	$7,474
	% of Total Office Annl Rev	1.0%	0.1%	0.6%	0.2%	2.4%

Kansas City	RSF	94,222	97,177	75,762	88,211	376,957
	% of Total Office RSF	0.5%	0.6%	0.4%	0.5%	2.2%
	Annualized Revenue 3/	$1,985	$2,043	$1,565	$1,786	$9,470
	% of Total Office Annl Rev	0.6%	0.7%	0.5%	0.6%	3.1%

Memphis	RSF	52,413	115,171	184,695	213,522	511,258
	% of Total Office RSF	0.3%	0.7%	1.1%	1.2%	3.0%
	Annualized Revenue 3/	$996	$2,222	$3,873	$4,104	$9,016
	% of Total Office Annl Rev	0.3%	0.7%	1.3%	1.3%	2.9%

Nashville	RSF	307,299	199,349	203,376	683,034	1,212,037
	% of Total Office RSF	1.8%	1.2%	1.2%	4.0%	7.1%
	Annualized Revenue 3/	$6,426	$3,897	$4,014	$12,705	$23,099
	% of Total Office Annl Rev	2.1%	1.3%	1.3%	4.1%	7.5%

Orlando	RSF	6,465	21,694	6,133	6,788	175,828
	% of Total Office RSF	0.0%	0.1%	0.0%	0.0%	1.0%
	Annualized Revenue 3/	$183	$446	$153	$157	$3,625
	% of Total Office Annl Rev	0.1%	0.1%	0.0%	0.1%	1.2%

Piedmont Triad	RSF	175,617	307,685	560,204	101,461	803,880
	% of Total Office RSF	1.0%	1.8%	3.3%	0.6%	4.7%
	Annualized Revenue 3/	$2,901	$4,023	$7,468	$1,512	$11,859
	% of Total Office Annl Rev	0.9%	1.3%	2.4%	0.5%	3.8%

Raleigh	RSF	364,503	377,392	521,446	452,871	1,612,292
	% of Total Office RSF	2.1%	2.2%	3.0%	2.6%	9.4%
	Annualized Revenue 3/	$5,541	$7,371	$8,864	$8,560	$26,328
	% of Total Office Annl Rev	1.8%	2.4%	2.9%	2.8%	8.5%

Richmond	RSF	167,869	167,053	297,911	180,765	969,733
	% of Total Office RSF	1.0%	1.0%	1.7%	1.1%	5.7%
	Annualized Revenue 3/	$3,286	$3,089	$5,733	$3,318	$15,701
	% of Total Office Annl Rev	1.1%	1.0%	1.9%	1.1%	5.1%

Tampa	RSF	35,380	116,875	247,666	436,180	1,482,785
	% of Total Office RSF	0.2%	0.7%	1.4%	2.5%	8.7%
	Annualized Revenue 3/	$794	$2,549	$4,838	$8,967	$28,405
	% of Total Office Annl Rev	0.3%	0.8%	1.6%	2.9%	9.2%

Other	RSF	2,384	13,837	19,449	6,166	20,481
	% of Total Office RSF	0.0%	0.1%	0.1%	0.0%	0.1%
	Annualized Revenue 3/	$5	$357	$510	$114	$450
	% of Total Office Annl Rev	0.0%	0.1%	0.2%	0.0%	0.1%

Total	RSF	1,604,678	1,540,883	2,738,894	2,552,031	8,705,362
	% of Total Office RSF	9.4%	9.0%	16.0%	14.9%	50.8%
	Annualized Revenue 3/	$28,933	$28,137	$47,612	$47,631	$156,849
	% of Total Office Annl Rev	9.4%	9.1%	15.4%	15.4%	50.7%

1/	Excludes properties recorded on our Balance Sheet that (1) were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66 or (2) related to joint ventures properties that are consolidated under GAAP
2/	Includes 157,000 square feet of leases that are on a month to month basis or 0.7% of total annualized revenue
3/	Annualized Revenue is March, 2006 rental revenue (base rent plus operating expense pass through revenue) multiplied by 12.

Highwoods Properties, Inc.	Page 17	3/31/06

Industrial Lease Expirations by Market by Year

Dollars in thousands

		2006 1/	2007	2008	2009	Thereafter
Atlanta	RSF	269,536	377,856	551,736	275,316	1,441,499
	% of Total Industrial RSF	4.6%	6.4%	9.3%	4.7%	24.4%
	Annualized Revenue 2/	$1,308	$1,997	$2,776	$1,714	$7,029
	% of Total Industrial Annl Rev	4.4%	6.7%	9.3%	5.7%	23.5%
Greenville	RSF	0	16,081	5,350	0	0
	% of Total Industrial RSF	0.0%	0.3%	0.1%	0.0%	0.0%
	Annualized Revenue 2/	$—	$212	$59	$—	$—
	% of Total Industrial Annl Rev	0.0%	0.7%	0.2%	0.0%	0.0%
Kansas City	RSF	2,018	0	0	1,756	0
	% of Total Industrial RSF	0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Revenue 2/	$17	$—	$—	$20	$—
	% of Total Industrial Annl Rev	0.1%	0.0%	0.0%	0.1%	0.0%
Piedmont Triad	RSF	849,776	523,030	444,830	378,797	700,880
	% of Total Industrial RSF	14.4%	8.9%	7.5%	6.4%	11.9%
	Annualized Revenue 2/	$3,291	$3,386	$2,006	$2,311	$3,255
	% of Total Industrial Annl Rev	11.0%	11.3%	6.7%	7.7%	10.9%
Raleigh	RSF	5,112	3,550	15,188	27,926	11,936
	% of Total Industrial RSF	0.1%	0.1%	0.3%	0.5%	0.2%
	Annualized Revenue 2/	$53	$36	$162	$230	$102
	% of Total Industrial Annl Rev	0.2%	0.1%	0.5%	0.8%	0.3%
Total	RSF	1,126,442	920,517	1,017,104	683,795	2,154,315
	% of Total Industrial RSF	19.1%	15.6%	17.2%	11.6%	36.5%
	Annualized Revenue 2/	$4,669	$5,631	$5,003	$4,275	$10,386
	% of Total Industrial Annl Rev	15.6%	18.8%	16.7%	14.3%	34.7%

1/	Includes 288,000 square feet of leases that are on a month to month basis or 0.2% of total annualized revenue
2/	Annualized Revenue is March, 2006 rental revenue (base rent plus operating expense pass through revenue) multiplied by 12.

Highwoods Properties, Inc.	Page 18	3/31/06

Customer Diversification 1/

March 31, 2006

Dollars in thousands

Top 20 Customers
Customer	RSF	Annualized Revenue 2/	Percent of Annualized Revenue 2/	Average Remaining Lease Term in Years
Federal Government	1,453,186	$26,025	6.90%	8.9
AT&T	537,529	10,409	2.76%	2.9
Price Waterhouse Coopers	332,931	8,408	2.23%	4.1
State Of Georgia	356,175	6,835	1.81%	3.6
T-Mobile USA	205,855	4,859	1.29%	7.9
US Airways	293,007	4,032	1.07%	1.5
Volvo	278,940	3,799	1.01%	3.3
Lockton Companies	145,651	3,736	0.99%	8.9
Northern Telecom	246,000	3,651	0.97%	1.9
SCI Services, Inc.	162,784	3,455	0.92%	11.3
BB&T	197,893	2,875	0.76%	6.2
Metropolitan Life Insurance	174,944	2,731	0.72%	6.7
MCI	127,268	2,477	0.66%	1.1
Lifepoint Corporate Services	120,112	2,270	0.60%	5.3
Jacobs Engineering Group, Inc.	164,417	2,269	0.60%	10.2
Vanderbilt University	115,693	2,225	0.59%	9.5
Icon Clinical Research, Inc.	99,163	2,185	0.58%	6.4
Wachovia	98,531	2,129	0.56%	3.4
The Martin Agency	118,518	2,038	0.54%	11.0
CIGNA Healthcare of NC, Inc.	180,000	2,006	0.53%	0.3

	5,408,597	$98,414	26.09%	6.1

By Industry
Category	Percent of Annualized Revenue 2/
Professional, Scientific, and Technical Services	20.8%
Insurance	9.8%
Government/Public Administration	9.5%
Finance/Banking	8.9%
Retail Trade	7.7%
Telecommunication	7.5%
Manufacturing	6.9%
Health Care and Social Assistance	6.0%
Wholesale Trade	5.8%
Real Estate Rental and Leasing	3.8%
Transportation and Warehousing	3.3%
Accommodation and Food Services	2.7%
Administrative and Support Services	2.6%
Other Services (except Public Administration)	2.3%
Information	1.5%
Educational Services	0.9%

	100.0%

1/	Excludes properties recorded on our Balance Sheet that (1) were sold but accounted for as Financings or Profit Sharing arrangements under FAS 66 or (2) related to joint ventures properties that are consolidated under GAAP
2/	Annualized Revenue is March, 2006 rental revenue (base rent plus operating expense pass through revenue) multiplied by 12.

Highwoods Properties, Inc.	Page 19	3/31/06

Acquisition Activity

Dollars in thousands

Name	Market	Type	Date Acquired	Square Footage	Total Cost
First quarter 2006:

None

Highwoods Properties, Inc.	Page 20	3/31/06

Disposition Activity

Dollars in thousands

Name	Market	Type 1/	Date Sold	Square Footage	Occupancy	Gross Sales Price
First quarter 2006:
Office properties	Atlanta/Columbia/Tampa	O	01/09/06	1,596,000	74.9%
Industrial properties	Atlanta	I	01/09/06	271,000	72.8%

				1,867,000	74.6%	$141,000

Concourse	Raleigh	O	03/30/06	132,000	77.2%	12,900

First quarter totals				1,999,000	74.8%	$153,900

1/	The letters “O” and “I” represent Office and Industrial, respectively.

Highwoods Properties, Inc.	Page 21	3/31/06

Development Activity

Dollars in thousands

Property	Market	Type 1/	Rentable Square Feet	Anticipated Total Investment	Investment @ 03/31/06	Pre- Leasing	Estimated Completion Date	Estimated Stabilization Date

In - Process
Office:
Cordoba /2	Kansas City	O	24,000	$3,546	$1,295	0%	4Q 06	1Q 08
ThyssenKrupp	Memphis	O	78,000	8,800	2,533	100%	1Q 07	1Q 07
Cool Springs III	Nashville	O	153,000	21,640	9,609	8%	2Q 06	4Q 07
Healthways (Cool Springs)	Nashville	O	255,000	58,300	3,500	100%	2Q 08	2Q 08
Berkshire	Orlando	O	99,000	13,197	1,669	0%	1Q 07	2Q 08
3330 Healy Rd 2/	Piedmont Triad	O	40,000	3,600	2,808	0%	4Q 06	2Q 07
Glenlake Four	Raleigh	O	158,000	27,150	12,249	46%	3Q 06	1Q 08
Stony Point IV	Richmond	O	104,000	13,125	1,561	51%	4Q 06	4Q 07
Met Life (Highwoods Preserve)	Tampa	O	115,000	21,245	1,166	100%	1Q 07	4Q 08

Total or Weighted Average			1,026,000	$170,603	$36,390	57%

Industrial:
Enterprise II	Piedmont Triad	I	418,000	$14,400	$3,184	44%	3Q 06	4Q 08

Total or Weighted Average			418,000	$14,400	$3,184	44%

Retail:
Cordoba /2	Kansas City	R	23,000	$10,328	$3,660	100%	4Q 06	4Q 06

Total or Weighted Average			23,000	$10,328	$3,660	100%

Total or Weighted Average			1,467,000	$195,331	$43,234	54%

Completed Not Stabilized 3/
Retail:
Griffith Road/Boutique Shops	Piedmont Triad	R	9,600	$2,634	$2,480	88%	2Q05	2Q06

Total or Weighted Average			9,600	$2,634	$2,480	88%

Grand Total or Weighted Average			1,476,600	$197,965	$45,714	54%

1/	The letters “O”, “I”, and “R” represent Office, Industrial, and Retail, respectively.
2/	Redevelopment property
3/	Completed Not Stabilized properties are recorded in the Consolidated Balance Sheet in the Land and Building accounts, not Development-in-process.

Highwoods Properties, Inc.	Page 22	3/31/06

Development Land

March 31, 2006

Dollars in thousands
Market	Usable Acres	Total Estimated Market Value
On Balance Sheet:

Research Triangle	260	$55,347
Atlanta	226	41,911
Piedmont Triad	96	20,713
Richmond	57	14,234
Kansas City 1/	44	24,090
Baltimore	44	12,566
Charlotte	41	10,000
Nashville	39	12,486
Tampa	31	14,879
Orlando	25	14,270
Memphis	21	5,100
Greenville	12	1,800

Total 2/	896	$227,396

1/	Includes 27 acres of residential land
2/	Developable square footage on core land holdings, which constitute 485 of the total 896 acres, is approximately 5.3 million of office space and 1.8 million of industrial space

Highwoods Properties, Inc.	Page 23	3/31/06

Joint Ventures Portfolio Summary

As of March 31, 2006

Summary by Location:
			Percentage of Annualized Revenue - Highwoods’ Share Only 3/
Market	Rentable Square Feet 1/	Occupancy 2/	Office	Industrial	Retail	Multi-Family	Total
Des Moines	2,315,000	93.1%	30.2%	4.0%	1.0%	3.1%	38.3%
Orlando	1,685,000	94.9%	26.0%	—	—	—	26.0%
Atlanta	835,000	94.9%	11.2%	—	—	—	11.2%
Kansas City	713,000	81.8%	8.6%	—	—	—	8.6%
Richmond	413,000	100.0%	5.0%	—	—	—	5.0%
Piedmont Triad	364,000	100.0%	3.9%	—	—	—	3.9%
Raleigh	455,000	99.6%	3.7%	—	—	—	3.7%
Tampa	205,000	100.0%	2.0%	—	—	—	2.0%
Charlotte	148,000	100.0%	0.8%	—	—	—	0.8%
Other	110,000	100.0%	0.5%	—	—	—	0.5%

Total	7,243,000	94.2%	91.9%	4.0%	1.0%	3.1%	100.0%

1/	Excludes Des Moines’ apartment units
2/	Excludes Des Moines’ apartment occupancy percentage of 91.6%
3/	Annualized Rental Revenue is March, 2006 rental revenue (base rent plus operating expense pass through revenue) multiplied by 12.

Highwoods Properties, Inc.	Page 24	3/31/06

Joint Ventures Lease Expirations

March 31, 2006

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Revenue 1/	Average Rental Rate	Percent of Annualized Revenue 1/
Total
2006	556,657	8.0%	$10,945	$19.66	8.5%
2007	461,164	6.6%	9,210	19.97	7.2%
2008	1,298,570	18.8%	21,461	16.53	16.6%
2009	982,438	14.2%	19,620	19.97	15.3%
2010	713,408	10.3%	12,273	17.20	9.5%
2011	715,052	10.3%	11,556	16.16	9.0%
2012	447,892	6.5%	9,285	20.73	7.2%
2013	721,580	10.4%	14,271	19.78	11.1%
2014	327,606	4.7%	7,207	22.00	5.6%
2015	578,431	8.3%	9,328	16.13	7.3%
2016 and thereafter	135,110	1.9%	3,456	25.58	2.7%

	6,937,908	100.0%	$128,612	$18.54	100.0%

1/	Annualized Revenue is March, 2006 rental revenue (base rent plus operating expense pass through revenue) multiplied by 12.

Highwoods Properties, Inc.	Page 25	3/31/06

Joint Ventures Development

Dollars in thousands

Property	% Ownership	Market	Rentable Square Feet	Anticipated Total Investment	Investment @ 03/31/06	Pre- Leasing	Estimated Completion Date	Estimated Stabilization Date
Sonoma	50%	Des Moines	75,000	$9,364	$9,072	68%	2Q05	4Q06
The Vinings at University Center 1/ 2/	50%	Charlotte	156 units	11,300	10,664	68%	1Q 06	3Q 06
Weston Lakeside 2/	50%	Raleigh	332 units	33,200	10,046	0%	1Q 07	1Q 08

Total or Weighted Average 3/			75,000	$53,864	$29,782	68%

Highwoods’ Share of the above				$26,932	$14,891

1/	The Vinings at University Center is currently a fifty percent owned joint venture consolidated under the provisions of FIN 46.
2/	Estimated Completion Date is the date the last unit is expected to be delivered
3/	Pre-leasing percentage does not include multi-family

Highwoods Properties, Inc.	Page 26	3/31/06